FORM 8-K
                                 CURRENT REPORT
                                 (Supplemental)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2003

                             NEURO BIOSCIENCE, INC.
             (Exact Name of registrant as specified in its charter)


            Utah                     333-60362              87-0670014
            ----                     ---------              ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
    of incorporation)                                    Identification No.)



          35th Floor, 1285 Avenue of the Americas, New York, NY, 10019
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (212) 591-0256



Certain statements in this 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), including, without limitation, statements regarding the Company's expectations, beliefs, estimates, intentions, and strategies about the future. Words such as, "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," or variations of such words and similar expressions are intended to identify such forward-looking statements, but their absence does not mean that the statement is not forward-looking. The Company desires to avail itself of certain "safe harbor" provisions of the Act and is therefore including this special note to enable the Company to do so and to disclose any such projections without warranting they can be realized.

ITEM 1. CHANGE OF CONTROL

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On 26th May, 2003, the Company closed the acquisition agreement between Neuro Bioscience Inc and CLL Pharma SA signed on 31st March 2003. Neuro acquired 97% of the issued and outstanding share capital of CLL Pharma SA, a French corporation engaged in the business of developing proprietary drug reformulations and novel delivery technologies.

CLL PHARMA S.A. (CLL) is a drug delivery company utilizing its own proprietary oral drug delivery technologies to develop a pipeline of drugs internally and partnering with the world's leading pharmaceutical and biotechnology companies managing the lifecycles of established products. CLL has 70 international patents and brings an experienced R&D and regulatory department and has marketing and production agreements with many pharmaceutical companies. CLL currently has 54 marketing authorizations for the products in its portfolio. CLL PHARMA S.A. has five proprietary drug delivery platforms enabling effective delivery of medications by improving the solubility, stability and bioavailability of drug compounds:

 . MIDDS(r) -- Increases intestinal absorption of poorly soluble lipophilic active ingredients resulting in lower administered dosing, which will optimize efficacy and improve tolerance

 . CELDIS(r) -- Taste masking formulation technology applied to macrolide antibiotics

 . FASTORAL(r) -- Orodispersible tablet formulation which promotes compliant treatment

 . CELSOL(r) -- Formulation process where an insoluble active ingredient is made soluble in water.

 . CELATOM(r) -- Enhanced bioavailabilty formulation for insoluble drugs by atomization

Under the terms of the contract Neuro Bioscience Inc issued a total of 7,702,172 Common Shares of Neuro Bioscience to the shareholders of CLL Pharma S.A.. Subsequent to the closing, Claude Laruelle of CLL Pharma SA was appointed as Chairman of Neuro Bioscience Inc.
All other terms and disclosures contained in the prior 8-K filings are fully incorporated herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial Statements of Business Acquired---To be filed by amendment within 75 days after May 26th, 2003

     (b) Pro Forma Financial Information--- To be filed by amendment within 75 days after May 26th, 2003.

     (c)  Exhibits

2.2 Acquisition Contract between Neuro Bioscience Inc and the shareholders of CLL Pharma SA dated 31st March 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NEURO BIOSCIENCE, INC.




Date: June 9, 2003        By: /s/ Alan Bowen
                              -----------------------
                              Mr. Alan Bowen
                              CFO